                                                                    EXHIBIT 31.2

                                  CERTIFICATION

                            Section 302 Certification

I, Glen M. Kassan, certify that:

1.  I  have  reviewed  this  annual  report  on  Form  10-KSB  of   WebFinancial
Corporation, a Delaware corporation;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based  on my  knowledge,  the  financial  statements,  and  other  financial information included in this report, fairly present in all material respects the financial condition,  results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

4. The small business  issuer's other  certifying  officer and I are responsible for establishing and maintaining  disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:

          (a) Designed such disclosure  controls and procedures,  or caused such
          disclosure   controls  and   procedures  to  be  designed   under  our
          supervision, to ensure that material information relating to the small business  issuer,  including its  consolidated  subsidiaries,  is made known to us by others within those entities,  particularly  during the period in which this report is being prepared;

          (b)  Evaluated  the  effectiveness  of  the  small  business  issuer's disclosure  controls and  procedures  and presented in this report our conclusions  about the  effectiveness  of the disclosure  controls and procedures,  as of the end of the period  covered by this report based on such evaluation; and

          (c) Disclosed in this report any change in the small business issuer's internal  control over financial  reporting  that occurred  during the small business issuer's most recent fiscal quarter (the small business issuer's  fourth fiscal  quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting;
          and

5. The small business  issuer's other  certifying  officer and I have disclosed, based  on  our  most  recent  evaluation  of  internal  control  over  financial reporting,  to the small business  issuer's  auditors and the audit committee of the small  business  issuer's  board of  directors  (or persons  performing  the equivalent functions):

          (a) All significant deficiencies and material weaknesses in the design or operation of internal  control over financial  reporting  which are reasonably  likely to  adversely  affect the small  business  issuer's
          ability   to  record,   process,   summarize   and  report   financial
          information; and

          (b) Any fraud,  whether or not material,  that involves  management or other  employees  who have a  significant  role in the small  business issuer's internal control over financial reporting.

Date: March 31, 2005
                                           By: /s/ Glen M. Kassan
                                               -------------------------
                                               Glen M. Kassan
                                               Vice President and Chief
                                               Financial Officer